EXHIBIT 10.2

AMENDMENT NO. 2 TO

FINANCING AGREEMENT

THIS AMENDMENT NO. 2 TO FINANCING AGREEMENT (“Amendment”), dated this 8th day of April, 2005, made by and among

AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation (“AID”), BRICE MANUFACTURING COMPANY, INC., a California corporation (“Brice”), TIMCO AVIATION SERVICES, INC., a Delaware corporation (“Parent”), TIMCO ENGINE CENTER, INC., a Delaware corporation (“Engine”), TIMCO ENGINEERED SYSTEMS, INC., a Delaware corporation (“Engineered Systems”), and TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation (“TIMCO” AID, Brice, Parent, Engine, Engineered Systems and TIMCO being collectively called the “Borrowers” and individually, a “Borrower”);

AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation (“Distribution Services”), AVIATION SALES LEASING COMPANY, a Delaware corporation (“Leasing”), AVIATION SALES PROPERTY MANAGEMENT CORP., a Delaware corporation (“Property Management”), AVS/CAI, INC., a Florida corporation (“AVS/CAI”), AVS/M-1, INC., a Delaware corporation (“AVS/M-1”), AVS/M-2, INC., a Delaware corporation (“AVS/M-2”), AVS/M-3, INC., an Arizona corporation (“AVS/M-3”), AVSRE, L.P., a Delaware limited partnership (“AVSRE”), HYDROSCIENCE, INC., a Texas corporation (“Hydroscience”), TMAS/ASI, INC., an Arkansas corporation (“TMAS/ASI”), and WHITEHALL CORPORATION, a Delaware corporation (“Whitehall” Distribution Services, Leasing, Property Management, AVS/CAI, AVS/M-1, AVS/M-2, AVS/M-3, AVSRE, Hydroscience, TMAS/ASI and Whitehall being collectively called the “Guarantors” and, individually, a “Guarantor” and the Borrowers and the Guarantors being collectively called the “Companies” and, individually, a “Company”);

THE CIT GROUP/BUSINESS CREDIT, INC., in its capacity as collateral and administrative agent for the Lenders (“Agent”); and

THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, and WELLS FARGO FOOTHILL, LLC, a California limited liability company (collectively, the “Lenders” and, individually, a “Lender”)

which amends that certain Financing Agreement, dated April 5, 2004, as amended by Amendment No. 1 thereto, dated July 20, 2004 (the Financing Agreement, as amended, modified, supplemented or restated from time to time, being hereinafter referred to as the “Financing Agreement”), among the Borrowers, the Guarantors, the Agent and the Lenders. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Financing Agreement.

RECITALS

A.        Pursuant to the Financing Agreement, upon the terms and subject to the conditions contained therein, the Lenders have agreed to make loans and extend credit to and for the benefit of the Borrowers secured by the Collateral.

B.        The Borrowers have requested that the Agent and the Lenders amend the Financing Agreement to, among other things, (a) amend the definition of Purchase Money Liens, (b) make certain conforming changes to reflect the assignment and assumption by Monroe Capital Advisors LLC of the Indebtedness owing by the Borrowers to Hilco and the amendment and restatement of certain of the Hilco Documents, and (c) amend Section 6.3 to allow extended payment terms to certain Account Debtors.

C.        The Agent and the Lenders have agreed with such requests and, to accomplish the foregoing, the Borrowers, the Agent and the Lenders have agreed to make and execute this Amendment and the Guarantors have agreed to grant their consent to such amendment to the Financing Agreement.

STATEMENT OF AGREEMENT

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, each Borrower, each Guarantor, the Agent and each Lender hereby agree as follows:

ARTICLE I

AMENDMENT TO FINANCING AGREEMENT

Subject to the satisfaction of the conditions precedent set forth in Article IV below, the Financing Agreement is hereby amended as follows:

1.1	Definitions. Section 1, Definitions, is amended as follows:

(a)	The definition of “Hilco” is amended in its entirety to read as follows:

“Hilco shall mean Monroe Capital Advisors LLC, a Delaware limited liability company.”

(b)       The definition of “Hilco Documents” is amended in its entirety to read as follows:

“Hilco Documents shall mean the Amended and Restated Financing Agreement, dated on or about the date of the Amendment No. 2 to the Agreement (“Hilco Financing Agreement”), and all other documents, instruments and agreements executed or delivered in connection therewith.”

(c)        The definition of “Hilco Intercreditor Agreement, is amended in its entirety to read as follows:

“Hilco Intercreditor Agreement shall mean the Intercreditor Agreement between the Agent and Hilco described in Section 2(k) below, substantially in the form of Exhibit E to the Agreement, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms and provisions thereof.”

(d)       The definition of “Hilco Loan, is amended in its entirety to read as follows:

“Hilco Loan shall collectively mean the loans in the aggregate original principal amount of $18,000,000 made or to be made by Hilco to Borrowers pursuant to the Hilco Documents.”

(e)        The definition of “Purchase Money Indebtedness, is amended in its entirety to read as follows:

“Purchase Money Liens shall mean liens on any item of Equipment acquired after the date of this Financing Agreement provided that (a) each such lien shall attach only to the property to be acquired, (b) a description of the Equipment so acquired is furnished to the Agent, and (c) the debt incurred in connection with such acquisitions shall not exceed, in the aggregate, $2,500,000 in Fiscal Year ending December 31, 2004, $3,000,000 in Fiscal Year ending December 31, 2005, $2,500,000 in any Fiscal Year ending thereafter, and $10,000,000 in the aggregate during the term of this Financing Agreement.”

1.2       Representations as to Inventory. The second sentence of Section 6.3 of Section 6, Collateral, is amended in its entirety to read as follows:

“Each Company represents and warrants that Inventory will be sold and shipped by such Company to its customers only in the ordinary course of such Company’s business, and then only on open account and on payment terms not exceeding forty-five (45) days (and with respect to such sales made to Spirit Airlines, Inc., thirteen (13) months and to Champion Air (and/or the appropriate legal name of such entity), ninety (90) days) from invoice date, provided that, absent the prior written consent of the Agent, no Company shall sell Inventory on a consignment basis nor retain any lien or security interest in any sold Inventory (other than Inventory with a value not to exceed $250,000 at any time consigned to Qantas Airlines, and such other consigned Inventory that is approved in writing by Agent, after receipt of documentation (i.e. consignment agreement, notice to creditors having liens in inventory, properly filed UCC financing statements naming the party receiving such consigned Inventory, as debtor, and such Company, as secured party, and such other documents, instruments and agreements as Agent may require).”

ARTICLE II

MODIFICATION OF LOAN DOCUMENTS;

CONSENT BY GUARANTORS

2.1       Modification of Loan Documents. The Financing Agreement and each of the other Loan Documents are amended to provide that any reference therein to the Financing Agreement or any of the other Loan Documents shall mean, unless otherwise specifically provided, the Financing Agreement and the other Loan Documents as amended hereby, and as further amended, restated, supplemented or modified from time to time.

2.2       Consent by Guarantors. Each Guarantor hereby consents to, and agrees to be bound by, (a) each of the amendments to the Financing Agreement and the other Loan Documents as set forth herein, and (b) the other agreements set forth herein.

ARTICLE III

REPRESENTATIONS, WARRANTIES

AND ACKNOWLEDGMENTS

Each Borrower and each Guarantor hereby represents and warrants to the Agent and the Lenders that, as of the date hereof:

3.1       Compliance with the Financing Agreement and Other Loan Documents. The Companies are in compliance with all of the terms and provisions set forth in the Financing Agreement and in the other Loan Documents to be observed or performed by any Company.

3.2       Representations in Financing Agreement and other Loan Documents. Each Borrower and each Guarantor represents and warrants that their respective representations and warranties set forth in the Financing Agreement and the other Loan Documents to which such Borrower or such Guarantor is a party are true and correct in all material respects except for changes in the nature of such Borrower’s or such Guarantor’s business or operations which have occurred after the Closing Date so long as the Agent or the Required Lenders as required by the Financing Agreement has or have consented to such changes, or such changes are not prohibited by the terms of the Financing Agreement.

3.3       No Default or Event of Default. No Default or Event of Default exists.

3.4       Outstanding Obligations. Each Company hereby acknowledges and agrees that, as of the close of business on April 7, 2005, the principal balance of the Obligations outstanding under the Financing Agreement is in the sum of $24,633,276.51, consisting of unpaid Revolving Loans in the amount of $7,042,460.14, an unpaid balance on the Term Loan in the amount of $5,527,273, and $12,063,543.37 in Letter of Credit Obligations and Letter of Credit Guaranties are outstanding, and that all of such Obligations outstanding are owed to the Agent and the Lenders without any offset, deduction, defense or counterclaim of any nature.

ARTICLE IV

CONDITIONS PRECEDENT AND SUBSEQUENT

4.1       Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon the satisfaction by the Companies of the following conditions precedent:

(a)        Receipt by the Agent of this Amendment, duly executed by each Company;

(b)       Receipt by the Agent of a closing certificate signed by the President or other officer acceptable to the Agent and the General Partner of each Company, dated of even date herewith, certifying that (i) the representations and warranties set forth in Section 7 of the Financing Agreement and in this Amendment are true and correct in all material respects on and as of such date, (ii) such Company is on such date in compliance in all material respects with all the terms and provisions set forth in the Financing Agreement and the other Loan Documents, and (iii) no Default or Event of Default exists;

(c)        Receipt by the Agent of a certificate of the Secretary or an Assistant Secretary or the Secretary or an Assistant Secretary of the General Partner of each Company certifying (i) that attached thereto is a true and complete copy of the resolutions adopted by the Board of Directors of such Company, authorizing the execution, delivery and performance of this Amendment and the other Loan Documents executed in connection herewith, and (ii) as to the incumbency and genuineness of the signature of each officer of the Company executing this Amendment and the other Loan Documents executed in connection herewith;

(d)       Receipt by the Agent of an amendment to the Hilco Intercreditor Agreement, duly executed by each of the parties thereto, in form and substance satisfactory to the Agent and its counsel; and

(e)        Receipt by the Agent of such other documents, instruments and agreements as the Agent and its counsel may reasonably request.

4.2       Conditions Subsequent. Within thirty (30) days of the date of this Amendment, the Companies shall deliver, or cause to be delivered, to Agent the following documents:

(a)        Copies of the documents, instruments and agreements executed or delivered in connection with or evidencing the assignment to and assumption by Monroe Capital Advisors LLC of the Indebtedness owing by the Borrowers to Hilco Capital LP, including, without limitation, copies of each of the Hilco Documents which have been assigned, assumed, amended or restated pursuant to such assignment and assumption;

(b)       A copy of the recorded Memorandum of Lease between Macon-Bibb County Industrial Authority, as lessor, and TIMCO, as assignee of Zantop International Airlines,

Inc., as lessee, duly recorded in the Office of the Clerk of Superior Court of Bibb County, Georgia, with all fees and taxes, if any, paid thereon, in form and substance satisfactory to the Agent and its counsel; and

(c)        The original recorded Mortgage, the Assignment of Leases and Rents and the Landlord’s Agreement, each dated April 5, 2004, each duly recorded in the Office of the Clerk of Superior Court of Bibb County, Georgia, with all fees and taxes, if any, paid thereon.

Failure to deliver each of the above-listed documents within the time period specified shall constitute additional Events of Default under the Financing Agreement, and, at the Required Lender’s option, entitle the Agent to exercise its rights and remedies under the Financing Agreement and the other Loan Documents.

ARTICLE V

WAIVER OF EVENT OF DEFAULT

5.1       Waiver of Event of Default. Effective as of the date of the satisfaction of the conditions precedent set forth in Article IV of this Amendment, the Agent and the Lenders hereby waive the Event of Default under the Financing Agreement arising prior to the effective date of this Amendment from the violation by the Companies of the representation and warranty set forth in the second sentence of Section 6.3 of the Financing Agreement that Inventory would be sold and shipped only on payment terms not exceeding forty-five (45) days. This waiver shall be effective only for the specific Event of Default enumerated in the preceding sentence and only for the specific period stated therein. Nothing herein shall constitute a waiver of any other Event of Default heretofore or hereafter existing under the Financing Agreement or compliance by the Companies with covenants set forth therein.

ARTICLE VI

GENERAL

6.1       Full Force and Effect. As expressly amended hereby, the Financing Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Financing Agreement, “hereinafter”, “hereto”, “hereof” or words of similar import, shall, unless the context otherwise requires, mean the Financing Agreement as amended by this Amendment.

6.2       Applicable Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

6.3       Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.

6.4       Expenses. The Borrowers shall reimburse the Agent and the Lenders for all reasonable legal fees and expenses, and other fees and expenses incurred by the Agent and the Lenders in connection with the preparation, negotiation, execution and delivery of this Amendment and all other agreements and documents or contemplated hereby.

6.5       Headings. The headings in this Amendment are for the purpose of reference only and shall not affect the construction of this Amendment.

6.6       Waiver of Jury Trial. TO THE FULLEST EXTENT PROVIDED BY APPLICABLE LAW, EACH COMPANY, THE AGENT AND EACH LENDER EACH HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREUNDER. EACH COMPANY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED. IN NO EVENT WILL THE AGENT OR ANY LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered UNDER SEAL on the date first above written.

AIRCRAFT INTERIOR DESIGN, INC.

By: /s/ Kevin Carter (SEAL)

Title: VP/Treasurer

BRICE MANUFACTURING COMPANY, INC.

By: /s/ Kevin Carter (SEAL)

Title: VP/Treasurer

TIMCO AVIATION SERVICES, INC.

By: /s/ Kevin Carter (SEAL)

Title: VP/Treasurer

TIMCO ENGINE CENTER, INC.

By: /s/ Kevin Carter (SEAL)

Title: VP/Treasurer

TIMCO ENGINEERED SYSTEMS, INC.

By: /s/ Kevin Carter (SEAL)

Title: VP/Treasurer

TRIAD INTERNATIONAL MAINTENANCE

CORPORATION

By: /s/ Kevin Carter (SEAL)

Title: VP/Treasurer

AVIATION SALES DISTRIBUTION

SERVICES COMPANY

By: /s/ Kevin Carter (SEAL)

Title: VP/Treasurer

AVIATION SALES LEASING COMPANY

By: /s/ Kevin Carter (SEAL)

Title: VP/Treasurer

AVIATION SALES PROPERTY

MANAGEMENT CORP.

By: /s/ Kevin Carter (SEAL)

Title: VP/Treasurer

AVS/CAI, INC.

By: /s/ Kevin Carter (SEAL)

Title: VP/Treasurer

AVS/M-1, INC.

By: /s/ Kevin Carter (SEAL)

Title: VP/Treasurer

AVS/M-2, INC.

By: /s/ Kevin Carter (SEAL)

Title: VP/Treasurer

AVS/M-3, INC.

By: /s/ Kevin Carter (SEAL)

Title: VP/Treasurer

AVSRE, L.P.

By: Aviation Sales Property Management Corp.,

its general partner

By: /s/ Kevin Carter (SEAL)

Title: VP/Treasurer

HYDROSCIENCE, INC.

By: /s/ Kevin Carter (SEAL)

Title: VP/Treasurer

TMAS/ASI, INC.

By: /s/ Kevin Carter (SEAL)

Title: VP/Treasurer

WHITEHALL CORPORATION

By: /s/ Kevin Carter (SEAL)

Title: VP/Treasurer

THE CIT GROUP/BUSINESS CREDIT, INC.,

as Agent

By: /s/ Kenneth B. Butler

Title: Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.,

as a Lender

By: /s/ Kenneth B. Butler

Title: Vice President

WELLS FARGO FOOTHILL, LLC, as a Lender

By: /s/ Dennis King

Title: Vice President